Power of Attorney

I, Emanuel Alves, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective March 22, 2023 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Emanuel Alves
	Director	March 22, 2023
Emanuel Alves

Power of Attorney

I, Paul M. Connolly, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective March 22, 2023 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Paul M. Connolly
	Director	March 22, 2023
Paul M. Connolly

Power of Attorney

I, Nora Newton Crouch, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective March 22, 2023 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Nora Newton Crouch
	Director	March 22, 2023
Nora Newton Crouch

Power of Attorney

I, Thomas Edward Hampton, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective March 22, 2023 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Thomas Edward Hampton
	Director	March 22, 2023
Thomas Edward Hampton

Power of Attorney

I, J. Stephanie Nam, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective March 22, 2023 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ J. Stephanie Nam
	Director	March 22, 2023
J. Stephanie Nam

Power of Attorney

I, Ken Ross, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective March 22, 2023 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Ken Ross
	Director	March 22, 2023
Ken Ross

Power of Attorney

I, Rex Schlaybaugh, Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective March 22, 2023 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Rex Schlaybaugh, Jr.
	Director	March 22, 2023
Rex Schlaybaugh, Jr.

Power of Attorney

I, Colin Simpson, in my capacity as Chief Financial Officer of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective March 28, 2023 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Colin Simpson
	Chief Financial Officer	March 28, 2023
Colin Simpson

Power of Attorney

I, Brooks Tingle, in my capacity as Director, Chair, President, and Chief Executive Officer of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective April 1, 2023 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Brooks Tingle
	Director, Chair, President, and	April 3, 2023
Chief Executive Officer
Brooks Tingle

Power of Attorney

I, Simonetta Vendittelli, in my capacity as Vice President and Controller of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective March 28, 2023 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Simonetta Vendittelli
	Vice President and Controller	March 28, 2023
Simonetta Vendittelli

Power of Attorney

I, Shamus Weiland, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective March 22, 2023 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Shamus Weiland
	Director	March 22, 2023
Shamus Weiland

Power of Attorney

I, Henry H. Wong, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, do hereby constitute and appoint Tracy Lannigan, Lisa Shepard, Thomas J. Loftus, and Sophia Pattas or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statement listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statement listed below filed with the SEC, and the undersigned hereby ratifies and confirms as her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account H:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172473 (Venture 4 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-172476 (Venture 7 Series)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70728 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70730 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-70850 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-162245 (Venture 4)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71072 (Vantage)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-71074 (Vision)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-146591 (Venture Opportunity A Share)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149421 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167019 (GIFL Select IRA Rollover)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account Q:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164147 (Revolution Value)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company (U.S.A.) Separate Account W:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-164145 (Independence, Independence Preferred, Independence 2000)

Variable Annuity Registration Statement filed for John Hancock Life Insurance Company of New York Separate Account A:

Variable Annuity Registration Statement filed under the Securities Act of 1933: 033-79112 (Venture & Wealthmark)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-83558 (Venture III & Wealthmark ML3)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-149422 (GIFL Rollover)

Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-167018 (GIFL Select IRA Rollover)

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and is effective March 22, 2023 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Henry H. Wong
	Director	March 22, 2023
Henry H. Wong